Exhibit 10.10

                                    AGREEMENT
                                    ---------

     AGREEMENT made as of the date set forth on the signature page hereof between NATHANIEL ENERGY CORPORATION, a Delaware corporation (the "Company"), and the undersigned person named on the signature page hereof (the "Undersigned").

     WHEREAS, the Undersigned is an employee of the Company;

     WHEREAS, the Company owes to the Undersigned accrued salary in the amount set forth on the signature page hereof (the "Accrued Salary");

     WHEREAS, the Undersigned and the Company desire to satisfy the Accrued Salary by issuing the undersigned the number of shares of common stock, $.001 par value per share, of the Company (the "Shares") set forth on the signature page hereof upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual representations and calculated covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     1. Satisfaction of Accrued Salary. The Undersigned hereby irrevocably agrees that effective as of the date hereof, the Undersigned shall be issued, and the Undersigned shall accept, the number of Shares set forth on the signature page hereof, in full and final payment and satisfaction of the Accrued Salary.

     2. Issuance of Shares. Certificates representing the Shares shall be issued to the Undersigned as soon as is practicably possible.

     3. Representations by the Undersigned.

         3.1 The Undersigned understands and agrees that the Company is relying and may rely upon the following representations, warranties and acknowledgments made by the Undersigned.

          (i) Acquisition for Account. The Undersigned represents and warrants that the Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (A) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (B) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.


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          (ii) No Registration. The Undersigned understands that the issuance of the Shares is not being registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

          (iii) Investor Status. The Undersigned represents and warrants further that (A) it is either an "accredited Undersigned," as such term is defined in Rule 501(a) promulgated under the Securities Act, or, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares; (B) it is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Shares for an indefinite period of time; (C) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in its investment in the Shares; and (D) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the Shares will not cause such overall commitment to become excessive.

          (iv) Review of Material. The Undersigned has reviewed the Company's reports, proxy and information statements and registration statements filed via the Edgar System with the Securities and Exchange Commission since January 1, 2003, and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the Undersigned's investment in the Shares. No oral or written representations have been made or oral information furnished to the Undersigned or his advisers in connection with the investment in the Shares.

          (v) Legend. The Undersigned acknowledges that the a restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares in, or substantially in, the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under such Act."

          (vi) The Undersigned hereby acknowledges and represents that the issuance of the Shares fully satisfies the payment of all the Accrued Salary owed by the Company to the Undersigned in all respects; the market value of the Shares


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               may be materially less than the Accrued Salary; and the Shares are good, valuable and sufficient consideration for the full satisfaction of the Accrued Salary.

     4. Representations by the Company.

         4.1 The Company represents and warrants to the Undersigned as follows:

         (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

         (b) The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

         (c) The Shares have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable shares of common stock of the Company.

     5. General Release. The Undersigned releases and discharges the Company, the Company's heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Company, the Undersigned, the Undersigned's heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing related whatsoever from the beginning of the world to the day of the date of this release.

     This release shall not release or discharge any of the Company's duties, obligations or agreements under this Agreement.

     6. Miscellaneous.

         6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by first class mail, postage prepaid, or overnight mail, addressed to the Company, 8001 South InterPort Boulevard, Suite 260, Englewood, Colorado 80112, Attention: Stan Abrams, Chief Executive Officer, and to the Undersigned at the address set forth on the signature page hereof. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         6.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 This Agreement shall be binding upon and inure to the benefit of the parties


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hereto and to their respective permitted successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

         6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware.

         6.5 This Agreement may be executed in counterparts.

         6.6 Facsimile signatures hereon are deemed to be original signatures.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Dated:  10/30/2003
        ----------

                                              /s/  Brian Culvey
                                              ----------------------------------
$82,800                                       Brian Culvey
(Accrued Salary)                              (Name)

487,059 Shares
(Number of Shares to be issued)               7867 Oak Way, Sedalia, CO 80135
                                              (Address)

                                              ----------------------------------
                                             (Social Security Number)

Accepted:

NATHANIEL ENERGY CORPORATION




By:  /s/  Stanley Abrams
     -----------------------------------

Name:     Stanley Abrams
       ---------------------------------

Title:    Chief Executive Officer
       ---------------------------------